UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2008
Capital Corp of the West
(Exact name of registrant as specified in its charter)

California	0-27384	77-0147763

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

550 West Main Street Merced, California	95340

(Address of principal executive offices)	(Zip Code)
(209) 725-2200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 19, 2008, Capital Corp of the West (Nasdaq: CCOW) issued a press release to announce their earnings report for the first quarter of 2008. A copy of the press release appears in Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits:
     99.1 Copy of press release, dated May 19, 2008, issued by Capital Corp of the West.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: May 20, 2008

CAPITAL CORP OF THE WEST
By:	/s/ David A. Heaberlin
David A. Heaberlin, Executive Vice President
and Chief Financial Officer (Duly Authorized Officer)

Exhibit Index

Exhibit
Number	Description

99.1	Press release of the registrant dated May 19, 2008